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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 14, 1999


                             A.I. RECEIVABLES CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      333-44653                13-3997594
 ----------------------------    ------------------------    ------------------
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)



                                160 WATER STREET
                               NEW YORK, NY 10038
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 428-5500
                                                           ---------------


================================================================================

ITEM 5.           OTHER EVENTS.

                  On January 14, 1999, distributions were made to the holders of the Series 1998-1 certificates (the "Certificates") issued from the AIC Premium Finance Loan Master Trust, pursuant to section 5.01 of the Amended and Restated Pooling and Servicing Agreement (the "PSA") dated as of April 14, 1998, among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee (as such section 5.01 is delineated in the Series 1998-1 supplement to the PSA).

                  In conjunction with such distributions, pursuant to section
                  3.04 of the PSA, the Servicer delivered to the Trustee and each rating agency which has rated the Certificates, a Monthly Servicer Report for the period from December 1, 1998 through December 31, 1998. A copy of such Monthly Servicer Report is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           Exhibit 99.1 Monthly Servicer Report for the period from December 1, 1998 through December 31, 1998

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             A.I. RECEIVABLES CORP.


                             By: /s/ Michael D. Vogen
                                 ----------------------
                                 Name:  Michael D. Vogen
                                 Title: Treasurer


                             AIC PREMIUM FINANCE LOAN MASTER TRUST

                             By: A.I. RECEIVABLES CORP.


                             By: /s/ Michael D. Vogen
                                 ----------------------
                                 Name:  Michael D. Vogen
                                 Title: Treasurer

Date:  January 14, 1999
       ----------------

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

     99.1 Monthly Servicer Report for the period from December 1, 1998 through December 31, 1998

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               AIC Premium Finance Loan Master Trust
                           Series 1998-1

                      Monthly Servicer Report

              Monthly period ending December 31, 1998
================================================================================


     Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-1 Supplement, as applicable. References herein to certain sections and subsections are references to the respective sections and subsections on the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement (the "Agreement"). This report is delivered pursuant to Section 3.04(b) of the Agreement.

     A) A. I. Credit Corp. ("AIC") and AICCO, Inc. ("AICCO") are the Servicers under the Agreement.

     B) The undersigned is a Servicing Officer.

     C) The date of this notice is a Determination Date under the Agreement.

I. GENERAL INFORMATION (as of the Transfer Date referred to below or such other date as may be specified in the Agreement)

     A. Class A Available Funds.                                                    $1,414,894.29

     B. Class B Available Funds.                                                       $44,569.17

     C. Class C Available Funds.                                                       $29,899.55

     D. Available Investor Principal Collections for Series 1998-1.

        1. Investor Principal Collections for the related Monthly Period.          $35,386,106.81
           Less:
        2. Reallocated Principal Collections required to fund Class A
           Required Amount and Class B Required Amount.                                     $0.00
           Plus:
        3. Shared Principal Collections allocated to Series 1998-1.                         $0.00

                                                                                   --------------
           Net                                                                     $35,386,106.81
                                                                                   ==============

     E. Default Amount.

        1. Class A Default Amount.                                                    $218,620.58
        2. Class B Default Amount.                                                      $6,886.55
        3. Class C Default Amount.                                                      $4,619.89

                                                                                   --------------
           Total                                                                      $230,127.02
                                                                                   ==============

     F. Transferor Ownership Interest.

        1. Principal Receivables.                                                 $926,356,643.72
           Less:
        2. Outstanding Certificate-holders Ownership Interests - Series 1998-1   ($210,526,400.00)

        3. Less:
           Outstanding Certificate-holders Ownership Interests - Series 1994-1   ($217,391,400.00)

           Net                                                                    $498,438,843.72

     G. Minimum Transferor Ownership Interest as of end of Monthly Period.*

        1. 107% of Initial Certificateholders Ownership Interests.
        2. Outstanding Certificateholders Ownership Interests.
                                                                                   --------------
        3. Excess Receivables Amount.
                                                                                   ==============
           Net

        *  If this information has not been completed then the Servicer certifies that the
           Transferor Ownership Interest as of the date of this report is not less that
           50% of Trust assets as of the close of business on the last day of the above referenced Monthly Period and that such Transferor Ownership Interest exceeds the Minimum Transferor Ownership Interest as of end of such Monthly Period.

     H. Reallocated Principal Collections.

        1. Reallocated Class A Principal Collections.                                       $0.00
        2. Reallocated Class B Principal Collections.                                       $0.00
        3. Reallocated Class C Principal Collections.                                       $0.00
                                                                                   --------------
               Total                                                                        $0.00
                                                                                   ==============

     I. Yield Enhancement Account.

        1. Yield Enhancement Amount deposited on the related Transfer
           Date.                                                                      $829,698.07

        2. Excess Finance Charges deposited on the related Transfer
           Date.                                                                      $237,510.01

        3. Amount withdrawn from the Yield Enhancement Account on
           the related Transfer Date.                                                ($890,802.31)

        4. Resulting balance in the Yield Enhancement Account on the
           the related Transfer Date.                                               $4,665,952.70


        5. Maximum Yield Enhancement Amount.                                        $2,900,585.96

        6. Amount being applied towards Maximum Yield Enhancement
           Amount                                                                           $0.00

II.  INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the finance Charge Account, the Principal Account, and the Excess
     Funding Account on January 14, 1999, which date is a Transfer Date under the Pooling and Servicing Agreement, in the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsection of Section 4.09:

     A. Pursuant to subsection 4.09(a)(i):

        1. Class A Monthly Interest.                                                  $968,830.94
        2. Class A Additional Interest.                                                     $0.00


     B. Pursuant to subsection 4.09(a)(ii):

        1. Class A Prior Period Interest.                                                   $0.00


     C. Pursuant to subsection 4.09(a)(iii):

        1. Class A Servicing Fee.                                                           $0.00
        2. Accrued and unpaid Class A Servicing Fee.                                        $0.00


     D. Pursuant to subsection 4.09(a)(iv):

        1. Class A Default Amount.                                                    $218,620.58


     E. Pursuant to subsection 4.09(b)(i):

        1. Class B Monthly Interest.                                                   $31,657.42
        2. Class B Additional Interest.                                                     $0.00

     F. Pursuant to subsection 4.09(b)(ii):

        1. Class B Prior Period Interest.                                                   $0.00


     G. Pursuant to subsection 4.09(b)(iii):

        1. Class B Servicing Fee.                                                           $0.00
        2. Accrued and unpaid Class B Servicing Fee.                                        $0.00


     H. Pursuant to subsection 4.09(b)(iv):

        1. Class B Default Amount.                                                      $6,886.55

     I. Pursuant to subsection 4.09(c)(i):

        1. Class C Monthly Interest.                                                   $21,237.61
        2. Class C Additional Interest.                                                     $0.00


     J. Pursuant to subsection 4.09(c)(ii):

        1. Class C Prior Period Interest.                                                   $0.00


     K. Pursuant to subsection 4.09(c)(iii):

        1. Class C Servicing Fee.                                                           $0.00
        2. Accrued and unpaid Class C Servicing Fee.                                        $0.00


     L. Pursuant to subsection 4.09(c)(iv):

        1. Class C Default Amount.                                                      $4,619.89

                                                                                   --------------
           Total of A through L.                                                    $1,251,853.00
                                                                                   ==============

                                                                                   --------------
           Amount remitted to Trustee.                                              $1,000,488.37
                                                                                   ==============


     M. Pursuant to subsection 4.09(d)(i):

        1. Amount to be treated as Shared Principal Collections for other Series.           $0.00


     N. Pursuant to subsection 4.09(d)(ii):

        1. Amount to be paid to the Holders of the Transferor
           Certificates (Transferor Ownership Interest greater
           than Minimum Transferor Ownership Interest).                            $72,393,868.05

        2. Amount to be deposited into Excess Funding Account
           (Transferor Ownership Interest not greater than Minimum
           Transferor Ownership Interest).                                                  $0.00


     O. Pursuant to subsection 4.09(e)(i):

        1. Class A Monthly Principal.                                                       $0.00


     P. Pursuant to subsection 4.09(e)(ii):

        1. Class B Monthly Principal.                                                       $0.00

     Q. Pursuant to subsection 4.09(e)(iii):

        1. Class C Monthly Principal.


     R. Pursuant to subsection 4.09(e)(iv):

        1. Amount to be treated as Shared Principal Collections for other Series.           $0.00


     S. Pursuant to subsection 4.09(e)(v):

        1. Amount to be paid to the Holders of the Transferor
           Certificates (Transferor Ownership Interest greater
           than Minimum Transferor Ownership Interest).                                     $0.00

        2. Amount to be deposited into Excess Funding Account
           (Transferor Ownership Interest not greater than Minimum
           Transferor Ownership Interest).                                                  $0.00

                                                                                   --------------
           Total of O through S.                                                            $0.00
                                                                                   ==============


     T. Pursuant to subsection 4.09(f)

        1. Amount to be deposited from the Excess Funding Account
           into the Principal Account.                                                      $0.00


     U. Pursuant to subsection 4.09(g) (Revolving Period only):

        1. Amount to be distributed to Class A Certificateholders.

           A. Class A Monthly Interest.                                               $968,830.94
           B. Class A Additional Interest.                                                  $0.00
           C. Class A Prior Period Interest.                                                $0.00

        2. Amount to be distributed to Class B Certificateholders.

           A. Class B Monthly Interest.                                                $31,657.42
           B. Class B Additional Interest.                                                  $0.00
           C. Class B Prior Period Interest.                                                $0.00

        3. Amount to be distributed to Class C Certificateholders.

           A. Class C Monthly Interest.                                                $21,237.61
           B. Class C Additional Interest.                                                  $0.00
           C. Class C Prior Period Interest.                                                $0.00

     V. Pursuant to subsection 4.09(h) (Controlled or Rapid Amortization
        Period only):

        1. Amount to be distributed to Class A Certificateholders.

           A. Class A Monthly Interest.                                                     $0.00
           B. Class A Additional Interest.                                                  $0.00
           C. Class A Prior Period Interest.                                                $0.00
           D. Class A Monthly Principal.                                                    $0.00


        2. Amount to be distributed to Class B Certificateholders.

           A. Class B Monthly Interest.                                                     $0.00
           B. Class B Additional Interest.                                                  $0.00
           C. Class B Prior Period Interest.                                                $0.00
           D. Class B Monthly Principal.                                                    $0.00


       3.  Amount to be distributed to Class C Certificateholders.

           A. Class C Monthly Interest.                                                     $0.00
           B. Class C Additional Interest.                                                  $0.00
           C. Class C Prior Period Interest.                                                $0.00
           D. Class C Monthly Principal.                                                    $0.00


Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee (i) to make withdrawals of funds on deposit in the Yield Enhancement Account with respect to the related Monthly Period in the following amounts, and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsections of Section 4.11:


     A. Pursuant to subsection 4.11(a):

        1. Class A Required Amount.                                                         $0.00


     B. Pursuant to subsection 4.11(b):

        1. Class B Required Amount.                                                         $0.00


     C. Pursuant to subsection 4.11(c):

        1. Aggregate unreimbursed Class A Ownership Interest reduction.                     $0.00

     D. Pursuant to subsection 4.11(d):

        1. Aggregate unreimbursed Class B Ownership Interest reduction.                     $0.00


     E. Pursuant to subsection 4.11(e):

        1. Class C Required Amount.                                                         $0.00

     F. Pursuant to subsection 4.11(f):

        1. Aggregate unreimbursed Class C Ownership Interest reduction.                     $0.00

     G. Pursuant to subsection 4.11(g):

        1. Amount to be paid to Holders of Transferor
           Certificates (Transferor Ownership Interest greater than
           Minimum Transferor Ownership Interest and no Pay Out Event).                     $0.00

        2. Amount to be deposited into Excess Funding Account (Transferor
           Ownership Interest not greater than Minimum Transferor
           Ownership Interest and no Pay Out Event).                                        $0.00

        3. 91 Day Delinquency Amount (to be retained in Yield
           Enhancement Account).                                                    $4,665,952.70

        4. Other amounts to be retained in Yield Enhancement
           Account (Pay Out Event has occurred).                                            $0.00


III. ACCRUED AND/OR UNPAID AMOUNTS

     After giving effect to the withdrawals and transfers to be made in accordance with this notice and the distributions to be made on the related Distribution Date pursuant to Section 5.01, the following amounts will be accrued and/or unpaid as of such Distribution Date:


     A. Subsections 4.09(a)(i), (b)(i), and (c)(i):

        1. The aggregate Class A Additional Interest.                                       $0.00
        2. The aggregate Class B Additional Interest.                                       $0.00
        3. The aggregate Class C Additional Interest.                                       $0.00


     B. Subsections 4.09(a)(ii), (b)(ii), and (c)(ii):

        1. Class A Prior Period Interest.                                                   $0.00
        2. Class B Prior Period Interest.                                                   $0.00
        3. Class C Prior Period Interest.                                                   $0.00

     C. Subsections 4.09(a)(iii), (b)(iii), and (c)(iii):

        1. Accrued unpaid Class A Servicing Fee.                                            $0.00
        2. Accrued unpaid Class B Servicing Fee.                                            $0.00
        3. Accrued unpaid Class C Servicing Fee.                                            $0.00


     D. Section 4.10:

        1. Aggregate unreimbursed Class A Charge-off's and writedowns.                      $0.00
        2. Aggregate unreimbursed Class B Charge-off's and writedowns.                      $0.00
        3. Aggregate unreimbursed Class C Charge-off's and writedowns.                      $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this report this 12th day of January,1999.


                                                 A. I. Credit Corp., Servicer


                                                 By: _________________________
                                                      Jeffrey Lesnoy
                                                      Vice President and
                                                      Controller




                                                   AICCO, Inc., Servicer


                                                 By: _________________________
                                                      Jeffrey Lesnoy
                                                      Vice President and
                                                      Controller